Reconciliation of Net Cash Flow from Operating Activities with Net Profit After Taxation	12 Months Ended
Mar. 31, 2016
Zeecol Limited [Member]
Reconciliation of Net Cash Flow from Operating Activities with Net Profit After Taxation

18.	RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES WITH NET PROFIT AFTER TAXATION

		For the six
	For the year	months ended
	ended 31/03/16	31/3/15
	$	$

Net profit/(loss) after taxation	(173,739)	(93,933)

Movements in working capital items:
(Increase) in trade and other receivables	(70,822)	(2,235)
(Increase) in deferred expenses	(121,964)	(29,715)
(Increase) in income tax receivable	(291)	(1,228)
Increase in deferred tax liability	4,940	83,796
(Decrease) / Increase in GST payable	(37,115)	45,951
Increase in trade and other payables	42,530	11,838
Increase in depreciation	1,823	-
Increase in deferred revenue	295,772	337,000
	114,872	445,407
Net Cash Flows from Operating Activities	(58,867)	351,474